UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 29, 2016

International Monetary Systems, Ltd.

(Exact name of registrant as specified in its charter)

Wisconsin	0-30853	39-1924096
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16901 West Glendale Dr. New Berlin, WI	53151
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 262-780-3640

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 1 4a- 12 under the Exchange Act (17 CFR 240.1 4a- 12)

☐  Pre-commencement communications pursuant to Rule 1 4d-2(b) under the Exchange Act (17 CFR 240.1 4d-2(b))

☐  Pre-commencement communications pursuant to Rule 1 3e-4(c) under the Exchange Act (17 CFR 240.1 3e-4(c))

Item 5.07   Submission of Matters to a Vote of Security Holders

At the company’s annual shareholders’ meeting on June 29, 2016, with a total of 508,566 votes cast, the following actions were taken:

1)  Re-election of John Strabley and Wayne Dalin to 3 year terms as directors. The voting results were as follows:

	For	Against	Abstained	Withheld	Non-votes	Total
John Strabley	465,533			149	42,884	508,566
Wayne Dalin	465,408			274	42,884	508,566

2)  Ratification of LBB & Associates Ltd., LLP as the Company’s independent auditors for the year ended December 31, 2016.

Of the total votes cast, 508,111 were for ratification of LBB and 130 votes were against ratification, with 325 abstaining.

3) Non-binding vote on Shareholder Pay.

Of the total votes cast, 464,983 were for ratification of LBB and 458 votes were against ratification, with 241 abstaining. There were also 42,884 non-votes.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

International Monetary Systems, Ltd.

Date: June 30, 2016	By:	/s/ David Powell
Name: David Powell
Title: Principal Financial Officer

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